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                                                                   EXHIBIT 10.19

                                 AMENDMENT NO. 6
                           TERM LOAN CREDIT AGREEMENT

         THIS AMENDMENT NO. 6 dated as of December ___, 2000 (the "Amendment") to the Term Loan Credit Agreement referenced below, is by and among HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation, as Borrower, the banks identified herein and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as administrative agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Term Loan Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $200 million term loan facility, consisting of a $187.4 million Tranche A Term Loan to Healthcare Realty Trust Incorporated ("HRT") and a $12.6 million Tranche B Term Loan to Capstone Capital Corporation ("CCT", and together with HRT, the "Borrowers"), was established pursuant to the terms of that Credit Agreement dated as of October 15, 1998 (as amended and modified, the "Term Loan Credit Agreement") among HRT and CCT, as Borrowers, the banks identified therein (the "Banks"), and NationsBank, N.A., (now known as Bank of America, N.A.), as administrative agent (in such capacity, the "Agent");

         WHEREAS, approximately $39.3 million remains outstanding on the Tranche A Term Loan and the Tranche B Term Loan has been repaid;

         WHEREAS, HRT has requested extension of the Tranche A Term Loan and certain other modifications to the Term Loan Credit Agreement;

         WHEREAS, the Banks have agreed to the requested extension and modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Term Loan Credit Agreement is hereby amended and modified in the following respects:

         1.1 The Tranche A Maturity Date is extended to February 28, 2001.

         1.2 Subsection (iv) of Section 2.09(b) is deleted and subsection
             (v) is renumbered as subsection (iv).

         2. Except as modified hereby, all of the terms and provisions of the Term Loan Credit Agreement (including schedules and exhibits) shall remain in full force and effect.

         3. This Amendment shall be effective on the date (the "Effective Date") of receipt by the Agent of copies of this Amendment duly executed by the Banks, HRT and the Guarantors.

         4. HRT agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of Moore & Van Allen, PLLC.



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         5.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         6. This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.


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         IN WITNESS WHEREOF, each of the undersigned parties has caused this
Amendment to be executed as of the day and year first above written.


BORROWER:                             HEALTHCARE REALTY TRUST INCORPORATED,
                                      a Maryland corporation

                                      By:
                                         --------------------------------------
                                      Name:   Roger O. West
                                      Title:  Executive Vice President


AGENT: BANK OF AMERICA, N.A. (a national banking association formerly known as NationsBank, N.A.), as Agent under the Term Loan
                                      Credit Agreement

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


BANKS: BANK OF AMERICA, N.A. (a national banking association formerly known as
                                      NationsBank, N.A.)

                                      By:
                                         --------------------------------------
                                      Name:
                                      Title:


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ACKNOWLEDGED & AGREED:

GUARANTORS:                  DURHAM MEDICAL OFFICE BUILDING, INC.,
                             a Texas corporation
                             HEALTHCARE REALTY SERVICES INCORPORATED, an Alabama corporation
                             HR ASSETS, INC., a Texas corporation
                             HR CAPITAL, INC., a Texas corporation
                             HR FUNDING, INC., a Texas corporation
                             HR INTERESTS, INC., a Texas corporation
                             HR OF TEXAS, INC., a Maryland corporation
                             HRT OF ALABAMA, INC., an Alabama corporation
                             HRT OF DELAWARE, INC., a Delaware corporation
                             HRT OF FLORIDA, INC., a Florida corporation
                             HRT OF ROANOKE, INC. a Virginia corporation
                             HRT OF TENNESSEE, INC., a Tennessee corporation
                             HRT OF VIRGINIA, INC., a Virginia corporation
                             PENNSYLVANIA HRT, INC., a Pennsylvania corporation
                             HR OF SAN ANTONIO, INC., a Texas corporation
                             PROPERTY TECHNOLOGY SERVICES, INC.,
                             a Tennessee corporation

                             By:
                                      ------------------------------------------
                             Name:    Roger O. West
                             Title:   Executive Vice President
                                      for each of the foregoing


                             PASADENA MEDICAL PLAZA SSJ, LTD.,
                             a Florida limited partnership

                             By:      Healthcare Realty Trust Incorporated,
                                      a Maryland corporation, as General Partner

                             By:
                                      ------------------------------------------
                             Name:    Roger O. West
                             Title:   Executive Vice President


                             SAN ANTONIO SSP, LTD.,
                             a Texas limited partnership

                             By:      HR of San Antonio, Inc.,
                                      a Texas corporation, as General Partner

                             By:
                                      ------------------------------------------
                             Name:    Roger O. West
                             Title:   Executive Vice President





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                      HR ACQUISITION I CORPORATION,
                      f/k/a Capstone Capital Corporation, a Maryland corporation CAPSTONE CAPITAL OF ALABAMA, INC., an Alabama corporation
                      CAPSTONE-CAPITAL OF BAYTOWN, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF BONITA BAY, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF KENTUCKY, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF MASSACHUSETTS. INC., an Alabama corporation
                      CAPSTONE CAPITAL OF PENNSYLVANIA, INC.,
                      a Pennsylvania corporation
                      CAPSTONE CAPITAL OF SARASOTA, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF TEXAS, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF VIRGINIA, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL PROPERTIES, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF OCOEE, INC.,
                      an Alabama corporation
                      CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                      an Alabama corporation

                      By:
                               ------------------------------------------
                      Name:    Roger O. West
                      Title:   Executive Vice President
                      for each of the foregoing


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                   CAPSTONE OF BONITA BAY, LTD.,
                   an Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF BONITA BAY, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAPSTONE OF LOS ANGELES, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF LOS ANGELES, INC.,
                            an Alabama Corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAPSTONE OF CAPE CORAL, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF CAPE CORAL, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAPSTONE OF LAS VEGAS, LTD., an Alabama limited partnership

                   BY:      CAPSTONE CAPITAL OF LAS VEGAS, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


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                   CAPSTONE OF SARASOTA, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF SARASOTA, INC.,
                            an Alabama corporation

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAPSTONE CAPITAL OF SAN ANTONIO, LTD., an
                   Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF TEXAS, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAPSTONE OF VIRGINIA LIMITED PARTNERSHIP, an
                   Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF VIRGINIA, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAPSTONE OF OCOEE, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF OCOEE, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President



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                   CAPSTONE OF PORT ORANGE, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF PORT ORANGE, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAP-BAY IV, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAP-BAY V, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAP-BAY VII, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL SENIOR HOUSING, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President


                   CAP-BAY VIII, LTD., an Alabama limited partnership

                   By:      CAPSTONE CAPITAL OF CALIFORNIA, INC.,
                            an Alabama corporation, as General Partner

                   By:
                            ------------------------------------------
                   Name:    Roger O. West
                   Title:   Executive Vice President